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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ----------------------------

                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                           ---------------------------

                        DATE OF REPORT (DATE OF EARLIEST
                        EVENT REPORTED): OCTOBER 31, 2003

                           ---------------------------


                                  VERTIS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



       DELAWARE                    333-97721                    13-3768322
(State of Incorporation)    (Commission File Number)           (IRS Employer
                                                          Identification Number)



                250 WEST PRATT STREET                           21201
                 BALTIMORE, MARYLAND                         (Zip Code)
       (Address of Principal Executive Offices)



                                 (410) 528-9800
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 9 AND ITEM 12.  REGULATION  FD  DISCLOSURE  AND RESULTS OF  OPERATIONS  AND
        FINANCIAL CONDITION

       The following information is furnished pursuant to Item 9 of Form 8-K, "Regulation FD Disclosure"and Item 12 of Form 8-K, "Results of Operations and Financial Conditions."

       On October 31, 2003, Vertis, Inc. announced its results of operations for the three and nine months ended September 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. Vertis, Inc. does intend for this exhibit to be incorporated by reference into future filings under the Securities Exchange Act of 1934.

       EBITDA is included in the press release as it is the primary performance measure we use to evaluate our business segments. EBITDA represents the sum of operating income, depreciation and amortization of intangibles. We present EBITDA in the press release to provide additional information regarding our ability to meet our future debt service, capital expenditures and working capital requirements and because it is the measure by which we gauge the profitability of our segments. EBITDA is not a measure of financial performance in accordance with accounting principles generally accepted in the United States of America. You should not consider it an alternative to net income as a measure of operating performance or to cash flows from operating activities as a measure of liquidity. Our calculation of EBITDA may be different than the calculation used by other companies and therefore comparability may be limited. EBITDA as used by our management is reconciled to the operating income in the press release.



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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            VERTIS, INC.

                                            By: /s/ Dean D. Durbin
                                                --------------------------------
                                                Name:  Dean D. Durbin
                                                Title: Chief Financial Officer

Date: October 31, 2003


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                                  EXHIBIT INDEX

Exhibit
Number          Description
------          -----------

99.1            Press Release, dated October 31, 2003, issued by Vertis, Inc.